UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 19, 2022, plaintiff Larry Albrecht (“Plaintiff”) filed a putative stockholder class action complaint in the Court of Chancery of the State of Delaware (the “Court”) against Take-Two Interactive Software, Inc. (the “Company” or “Take-Two”) and the then-members of Take-Two’s Board of Directors (collectively, the “Defendants”) under the caption Albrecht v. Zelnick et al., C.A. No. 2022-0345-MTZ (the “Action”) relating to the merger transaction between Take-Two and Zynga Inc. (the “Transaction”). The complaint alleged that the disclosures made in Take-Two’s Form S-4 Registration Statement filed with the SEC on April 6, 2022 in connection with the Transaction omitted certain material information. The Action sought, among other forms of relief, an injunction against the Transaction. On May 5, 2022, the Company issued a Form 8-K containing supplemental disclosures that mooted the allegations in the Action. On May 10, 2022, the Court entered an order dismissing the Action as moot and retaining jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses. The Company subsequently agreed to pay $130,000 in attorneys’ fees and expenses to plaintiff’s counsel in full satisfaction of the claim for attorneys’ fees and expenses in the Action. On August 11, 2022, the Court entered an order closing the case, subject to Take-Two filing an affidavit with the Court confirming that this notice has been issued. In entering the order, the Court was not asked to review, and did not pass judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew Breitman
	Name:	Matthew Breitman
	Title:	Senior Vice President, General Counsel Americas & Corporate Secretary
Date: August 19, 2022